Main Events (Details) - Schedule of the number of shares and warrants to be issued to the shareholders - Initial Exchange Ratio [Member] - Warrants [Member]	12 Months Ended
	Jun. 30, 2019 shares
Main Events (Details) - Schedule of the number of shares and warrants to be issued to the shareholders [Line Items]
Unrestricted shares	4,402,404
Shares with sale restriction	812,981
Shares issued and delivered	5,215,385	[1]
Agrifirma warrants	654,487	[2]

[1]	Based on preliminary book values as of June 30, 2019 of Agrifirma, the capital stock of BrasilAgro was increased by R$115,587, from R$584,224 to R$699,811, with the issuance of 5,215,385 new common shares of the BrasilAgro, which were subscribed for and paid up by the shareholders of Agrifirma, and
[2]	Issuance of the Agrifirma Warrants on behalf of one of the selling shareholders, entitling it to subscribe, anytime until January 22, 2022, to up to 654,487 new common shares of the BrasilAgro, with an exercise price of R$0.01 per share.